Supplement to the
Fidelity® Contrafund®
Class K
May 4, 2008
Prospectus

After the close of business on Monday, December 15, 2008, shares of Contrafund will be available to new accounts. Accordingly, the following information will be the first paragraph under the heading "Buying Shares" on page 12, and the other information in the first paragraph will no longer be applicable:

As discussed above, Class K shares of the fund are available for purchase only by accounts of participants in eligible group employer retirement plans if Class K of the fund is an investment option under such plans.

Effective after the close of business on Monday, December 15, 2008, the following information is no longer applicable. The following information replaces similar information found under the "Buying Shares" heading in the "Shareholder Information" section on page12.

As discussed above, Class K shares of the fund are available for purchase only by accounts of participants in eligible group employer retirement plans if Class K of the fund is an investment option under such plans. Effective the close of business on April 28, 2006, new positions in Contrafund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Class K share investors who did not own shares of the fund on April 28, 2006, generally will not be allowed to buy shares of the fund except that new fund positions may be opened by 1) participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by April 28, 2006 and 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by April 28, 2006.

CON-K-08-02 December 2, 2008
1.882815.101

Supplement to the
Fidelity® Contrafund®
February 29, 2008
Prospectus

Contrafund is composed of multiple classes of shares. References to the fund are deemed to include class where applicable.

After the close of business on Monday, December 15, 2008, shares of Contrafund will be available to new accounts. Accordingly, the information that follows, and the eighth bullet under the heading "Selling Shares" on page 14 will no longer be applicable and will be removed from the prospectus.

The following information replaces similar information found under the "Buying Shares" heading in the "Shareholder Information" section beginning on page12.

Effective the close of business on April 28, 2006, new positions in Contrafund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on April 28, 2006, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by April 28, 2006, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by April 28, 2006, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since April 28, 2006, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 5) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

CON-08-03 December 2, 2008
1.729576.116